                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                                 ------------



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)         October 28, 1997
                                                --------------------------------




                                Lightbridge, Inc.
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             (Exact name of registrant as specified in its charter)




         Delaware                   000-21319                    04-3065140
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(State or Other Jurisdiction       (Commission                 IRS Employer
     of Incorporation)             File Number)             Identification No.)





67 South Bedford Street, Burlington, Massachusetts                       01083
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        (Address of Principal Executive Offices)                      (Zip Code)




Registrant's telephone number, including area code    (617) 359-4000
                                                  ------------------------------




                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.     Other Events.

      On October 28, 1997, Lightbridge, Inc. issued a press release with respect to its financial results for the three and nine months ended September 30, 1997. A copy of that press release is included as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

      On October 31, 1997, Lightbridge, Inc. issued a press release with respect to its intent to file a registration statement with the Securities and Exchange Commission relating to a public offering of approximately 2,500,000 shares of its common stock, including 1,000,000 shares to be issued and sold by Lightbridge, Inc. A copy of that press release is included as Exhibit 99.2 to this Current Report and is incorporated by reference herein.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.


            (a) Financial Statements of Business Acquired.  Not applicable.

            (b) Pro Forma Financial Information. Not applicable.

            (c) Exhibits.

Exhibit
 Number      Description
---------    -------------
  99.1       Press release of Lightbridge, Inc. issued on October 28, 1997
  99.2       Press release of Lightbridge, Inc. issued on October 31, 1997

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized as of this third day of November, 1997.



                           LIGHTBRIDGE, INC.



                           By:   /s/ WILLIAM G. BROWN
                              --------------------------------------------------
                              William G. Brown
                              Chief Financial Officer, Vice President of Finance
                               and Administration, and Treasurer

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